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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated August 18, 1995 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-60161 and 333-09587.



/s/ ARTHUR ANDERSEN LLP

Birmingham, Alabama
April 28, 1998